Exhibit 99.5

                            STOCKHOLDERS AGREEMENT


          THIS STOCKHOLDERS AGREEMENT, dated as of August    , 1997 (this
"Agreement"), is made and entered into by Ranger Holdings Corp., a Delaware corporation ("Parent"), Ranger Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and AT&T Corp., a New York corporation, and AT&T Wireless Services, Inc., a Delaware corporation and a direct wholly owned subsidiary of AT&T Corp. (collectively, the "Other AT&T Parties"), and MMM Holdings, Inc., a Delaware corporation and a direct wholly owned subsidiary of AT&T Wireless Services, Inc. ("Holding" and, together with the Other AT&T Parties, the "AT&T Parties"). In addition to the above parties, LIN Television Corporation, a Delaware corporation (the "Company"), hereby joins in the execution and delivery of this Agreement for purposes of Sections 2(b) and 7.

                              W I T N E S S E T H

          WHEREAS, concurrently herewith, Parent, Sub and the Company are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement"; capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement), pursuant to which Sub will be merged with and into the Company (the "Merger");

          WHEREAS, Holding is the record and Beneficial Owner of 13,494,750 Shares; and

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the AT&T Parties agree, and the AT&T Parties have agreed, to enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.  For purposes of this Agreement:

          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

          (b) "Company Common Stock" shall mean at any time the Common Stock, par value $.01 per share, of the Company.

          (c) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     2.   Provisions Concerning Company Common Stock.

          (a) Each AT&T Party hereby jointly and severally agrees that during the period commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, at any meeting of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, Holding shall, in its capacity as a holder of Company Common Stock and subject to Section 8, vote (and the Other AT&T Parties shall cause to be voted) all of the issued and outstanding Shares held of record or Beneficially Owned by Holding, whether heretofore owned and held as of the date hereof or hereafter acquired, other than in connection with the termination of the Merger Agreement in accordance with its terms
(i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof if, but only if, a majority of the issued and outstanding Company Common Stock not owned by Holding that is represented in person or by proxy at any meeting of the holders of the Company Common Stock at which the holders of a majority of the shares of Company Common Stock not owned by Holding are present shall have voted to approve the Merger, it being understood that in the event of any other vote at such meeting Holding may abstain with respect to the approval and adoption of the Merger and the Merger Agreement; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its Subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its Subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its Subsidiaries; (C)(1) any change in a majority of the persons who constitute the board of directors of the Company, provided that Holding and the Other AT&T Parties may, at any time, change its designees to the board of directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws;
(3) any other material change in the Company's corporate structure or business; or (4) any other action involving the Company or its Subsidiaries which is intended, or could reasonably be expected, to materially delay or materially adversely affect the Merger and the transactions contemplated by this Agreement and the Merger Agreement, and during such period no AT&T Party shall enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of the provisions and agreements contained in this Section 2.

          (b) Section 2(a) is for the benefit of, and may not be amended or waived without the prior written consent of, the Company.

     3. Irrevocable Commitment. Each AT&T Party hereby irrevocable commits and agrees that for a period of at least two years from the Closing Date (a) neither it nor its affiliates will acquire, in the aggregate, beneficial ownership of 25% or more of the Company Common Stock on a fully diluted basis and (b) it shall not cause or permit the designees of any AT&T Party or its affiliates to constitute a majority of the Board of Directors of the Company.

     4. Information Supplied by the AT&T Parties. The AT&T Parties will, jointly and severally, indemnify and hold harmless Parent and Sub and their respective officers, directors, controlling persons and agents against any and all claims, losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees and expenses) that may arise out of or with respect to the information specifically supplied by any AT&T Party for inclusion in the Proxy Statement containing or being alleged to contain an untrue statement of material fact or omitting or being alleged to omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.   Covenants, Representations and Warranties of Each AT&T Party.

          (a) Each AT&T Party hereby jointly and severally represents and warrants to Parent as follows:

                   (i) Ownership of Shares. Holding is the record and Beneficial Owner of 13,494,750 Shares and the Other AT&T Parties are each the Beneficial Owner but not the record holder of 13,494,750 Shares. On the date hereof, such 13,494,750 Shares constitute all of the Shares owned of record or Beneficially Owned by the AT&T Parties. The AT&T Parties have sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2 and 3 hereof, sole power of disposition, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to 13,494,750 Shares, with no material limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

                  (ii)     Organization, Standing and Power.   Each of the
         AT&T Parties is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each AT&T Party has adequate corporate power and authority to own its properties and carry on its business as presently conducted. Each AT&T Party has the corporate power and authority to enter into and perform all of such AT&T Party's obligations under this Agreement and to consummate the transactions contemplated hereby. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which any AT&T Party is trustee whose consent is required for the execution and delivery of this Agreement or the consummation by such AT&T Party of the transactions contemplated hereby.

                 (iii) Execution, Delivery and Performance. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of each AT&T Party, and each AT&T Party has taken all other actions required by law, its Certificate of Incorporation and its Bylaws in order to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each AT&T Party and constitutes the valid and binding obligation of each AT&T Party and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

                  (iv) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by any AT&T Party or, except for filings under the Exchange Act, the HSR Act and the Communications Act, and the filings required under the Merger Agreement, the consummation by each AT&T Party of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not prevent such AT&T Party from performing its obligations hereunder. None of the execution and delivery of this Agreement by each AT&T Party, the consummation by such AT&T Party of the transactions contemplated hereby or compliance by such AT&T Party with any of the provisions hereof (1) conflicts with or results in any breach of any applicable organizational documents applicable to such AT&T Party,
         (2) results in a violation or breach of, conflicts with, or constitutes (with or without notice or lapse of time or both) a default (or gives rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such AT&T Party is a party or by which such AT&T Party or any of such AT&T Party's properties or assets may be bound, or (3) violates, subject, with respect to consummation of the transactions contemplated hereby or compliance with the provisions hereof, to filings under the Exchange Act, the HSR Act and the Communications Act, and the filings required under the Merger Agreement, any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such AT&T Party or any of such AT&T Party's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not prevent such AT&T Party from performing its obligations hereunder.

                   (v) No Encumbrances. The Shares subject to this Agreement and the certificates representing such Shares are held by Holding, or by a nominee or custodian for the benefit of Holding, free and clear of all proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever.


                  (vi) No Solicitation. Until the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms, no AT&T Party shall, in its capacity as such a stockholder and subject to Section 8, directly or indirectly, solicit (including by way of furnishing information) or respond to any inquiries or the making of any proposal by any person or entity (other than Parent or any affiliate of Parent) with respect to the Company that constitutes a Transaction Proposal.

                 (vii) Restriction on Transfer, Proxies and Non-Interference. Until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, Holding shall not (and the Other AT&T Parties shall not cause Holding to) directly or indirectly: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Shares subject to this Agreement, or any interest therein;
         (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or (iii) take any action that would make any representation or warranty of the AT&T Parties contained herein untrue or incorrect or have the effect of preventing or disabling any AT&T Party from performing such AT&T Party's obligations under this Agreement.

                (viii) Waiver of Appraisal Rights. Holding hereby waives any rights of appraisal or rights to dissent from the Merger that Holding may have pursuant to Section 262 of the Delaware General Corporation Law.

                  (ix) Reliance by Parent. Each AT&T Party understands and acknowledges that Parent is entering into, and causing Sub to enter into, the Merger Agreement in reliance upon each AT&T Party's execution and delivery of this Agreement.

                   (b) Parent hereby represents and warrants to each AT&T Party as follows:

                          (i)     Organization, Standing and Power.   Parent
         is a corporation duly formed and validly existing under the laws of the State of Delaware, with adequate corporate power and authority to own its properties and carry on its business as presently conducted. Parent has the corporate power and authority to enter into and perform all of Parent's obligations under this Agreement and to consummate the transactions contemplated hereby.

                          (ii) Execution, Delivery and Performance. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Parent, and Parent has taken all other actions required by law, its Certificate of Incorporation and its Bylaws in order to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes the valid and binding obligation of Parent and is enforceable in accordance with its terms, except as enforceability may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

                          (iii) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by Parent or, except for filings under the HSR Act, filings under the Communications Act, and the filings required under the Merger Agreement, the consummation by Parent of the transactions contemplated hereby, except where the failure to obtain such consent, permit, authorization, approval or filing would not interfere with Parent's ability to perform its obligations hereunder. None of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby or compliance by Parent with any of the provisions hereof (1) conflicts with or results in any breach of any applicable organizational documents applicable to Parent, (2) results in a violation or breach of, conflicts with, or constitutes (with or without notice or lapse of time or both) a default (or gives rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Parent is a party or by which Parent or any of Parent's properties or assets may be bound, or (3) violates, subject, with respect to the consummation of the transactions contemplated hereby or compliance with the provisions hereof, to filings under the Exchange Act, the HSR Act and the Communications Act, and the filings required under the Merger Agreement, any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Parent or any of Parent's properties or assets, in each such case except to the extent that any conflict, breach, default or violation would not interfere with the ability of Parent to perform its obligations hereunder.

         6. Stop Transfer. Each AT&T Party agrees with, and covenants to, Parent that Holding shall not (and the Other AT&T Parties shall not cause Holding to) request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of Holding's Shares, if such transfer is in violation of this Agreement (including the provisions of Section 2 hereof). In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

         7. Termination. Except as otherwise provided herein, the covenants and agreements contained herein with respect to the Shares shall terminate upon the termination of the Merger Agreement in accordance with its terms by Parent or the Company.

         8. Directors Actions. Notwithstanding anything in this Agreement to the contrary, the covenants and agreements set forth herein shall not prevent any designees of the AT&T Parties serving on the Company's Board of Directors from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such designee's capacity as a director of the Company.

         9.      Miscellaneous.

                 (a) Assignment. Each AT&T Party agrees that this Agreement and the obligations hereunder shall attach to Holding's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

                 (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

                 (c) Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:



             If to the                 AT&T Corp.
             AT&T Parties:             131 Morristown Road
                                       Basking Ridge, New Jersey  07920
                                       Attn:  Corporate Secretary
                                       Telecopy:  (908) 204-8574




             If to Parent              Ranger Holdings Corp.
             or Sub:                   c/o Hicks, Muse, Tate
                                       & Furst Incorporated
                                       200 Crescent Court, Suite 1600
                                       Dallas, Texas  75201
                                       Attn:  Lawrence D. Stuart, Jr.
                                       Telecopy:  (214) 740-7313


             copy to:                  Weil, Gotshal & Manges LLP
                                       767 Fifth Avenue
                                       New York, New York  10153
                                       Attn:  Stephen E. Jacobs, Esq.
                                       Telecopy:  (212) 310-8007

         If to the Company:            LIN Television Corporation
                                       Four Richmond Square, Suite 200
                                       Providence, Rhode Island  02906
                                       Attn: President
                                       Telecopy:  (401) 454-2817


             copy to:                  Simpson Thacher & Bartlett
                                       425 Lexington Avenue
                                       New York, New York  10017
                                       Attn:  David B. Chapnick, Esq.
                                       Telecopy:  (212) 455-2502

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

                 (d) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                 (e) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                 (f) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                 (g) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                 (h)      No Third Party Beneficiaries.  Except as provided in
Section 2(b), this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

                 (i) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                 (j) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                 (k) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

                 IN WITNESS WHEREOF, Parent, Sub and each AT&T Party have caused this Agreement to be duly executed as of the day and year first above written.

                                                   RANGER HOLDINGS CORP.

                                                   By:  /s/ Michael Levitt
                                                   Name:  Michael Levitt
                                                   Title:  Vice President

                                                   RANGER ACQUISITION CORP.

                                                   By:  /s/ Michael Levitt
                                                   Name:  Michael Levitt
                                                   Title:  Vice President

                                                   AT&T CORP.

                                                   By:  /s/ D.J. Carey
                                                   Name:  D.J. Carey
                                                   Title:  Vice President

                                                   AT&T WIRELESS SERVICES, INC.

                                                   By:  /s/ Daniel R. Hesse
                                                   Name:  Daniel R. Hesse
                                                   Title:

                                                   MMM HOLDINGS, INC.

                                                   By:  /s/ Daniel R. Hesse
                                                   Name:  Daniel R. Hesse
                                                   Title:



AGREED TO AND ACKNOWLEDGED
(with respect to Sections 2(b) and 7 hereof and for purposes of acknowledging its consent hereto):

LIN TELEVISION CORPORATION


By:  /s/ Peter Maloney
Name:  Peter Maloney
Title:  Vice President